UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2011

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 500 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 9, 2011, Demand Media, Inc. (the “Company”) filed a Current Report on Form 8−K (the
“Initial Form 8-K”) to report, among other things, its acquisition of (i) 100% of the issued and outstanding membership interests (including 100% of the capital and profits) (the “Units”) of RSS Graffiti, LLC, a Delaware limited liability company (“RSS Graffiti”), pursuant to a Securities Purchase Agreement, dated as of August 5, 2011, by and among the Company, RSS Graffiti, the holders of the Units of RSS Graffiti and Folie Investment Group LLC, a Delaware limited liability company, as the Seller Representative and (ii) 100% of the issued and outstanding shares of common stock (the “Shares”) of IndieClick Media Group, Inc., a California corporation (“IndieClick”), pursuant to a Stock Purchase Agreement, dated as of August 8, 2011, by and among the Company, IndieClick, the holders of the Shares of IndieClick and Peter Luttrell, as the Seller Representative.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed with respect to the above referenced transactions.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired
The audited consolidated financial statements of RSS Graffiti, as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010 and for the period from inception (November 19, 2009) to December 31, 2009, and the unaudited consolidated financial statements of RSS Graffiti as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010 are attached hereto as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The audited financial statements of IndieClick as of and for the year ended December 31, 2010, and the unaudited financial statements of IndieClick as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010 are attached hereto as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.
(b)     Pro forma financial information
The pro forma financial information with respect to the Company's acquisitions of RSS Graffiti and IndieClick is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of RSS Graffiti, LLC
23.2	Consent of PricewaterhouseCoopers LLP, independent accountants of IndieClick Media Group, Inc.
99.1
Audited consolidated financial statements of RSS Graffiti, LLC as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010 and the period from incorporation (November 19, 2009) to December 31, 2009, and the unaudited consolidated financial statements of RSS Graffiti, LLC as of June 30, 2011 and for six months ended June 30, 2011 and June 30, 2010.

99.2
Audited financial statements of IndieClick Media Group, Inc. as of and for the year ended December 31, 2010, and the unaudited financial statements of IndieClick Media Group, Inc. as of June 30, 2011 and for six months ended June 30, 2011 and June 30, 2010.

99.3
Unaudited pro forma combined financial statements as of and for the six months ended June 30, 2011 and the year ended December 31, 2010 with respect to Demand Media, Inc.'s acquisitions of RSS Graffiti, LLC and IndieClick Media Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	DEMAND MEDIA, INC.
	By:	/s/ Charles S. Hilliard
Charles S. Hilliard
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of RSS Graffiti, LLC
23.2	Consent of PricewaterhouseCoopers LLP, independent accountants of IndieClick Media Group, Inc.
99.1
Audited consolidated financial statements of RSS Graffiti, LLC as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010 and the period from incorporation (November 19, 2009) to December 31, 2009, and the unaudited consolidated financial statements of RSS Graffiti, LLC as of June 30, 2011 and for six months ended June 30, 2011 and June 30, 2010.

99.2
Audited financial statements of IndieClick Media Group, Inc. as of and for the year ended December 31, 2010, and the unaudited financial statements of IndieClick Media Group, Inc. as of June 30, 2011 and for six months ended June 30, 2011 and June 30, 2010.

99.3
Unaudited pro forma combined financial statements as of and for the six months ended June 30, 2011 and the year ended December 31, 2010 with respect to Demand Media, Inc.'s acquisitions of RSS Graffiti, LLC and IndieClick Media Group, Inc.